Exhibit 99.2

Q3 2024 Conference Call October 29, 2024 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 15, 2024 (the “Annual Report ”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $600B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

MST technology focus areas Atomera 4 MST for Advanced Nodes MST for RF - SOI MST for Power SP, SPX MST for DRAM

0 200 400 600 800 1,000 1,200 1,400 XRD FWHM (arcsec) GaN /Si crystal quality improvement Atomera 5 GaN/Si with MST GaN/Si control GaN/Si with MST GaN/Si control AlN (002) GaN (002) 14% reduction 13% reduction X - ray confirms crystal quality improvement with MST ------- Collaboration with Sandia’s CINT to validate benefits In plot, each bar represents the average of FWHM values measured at positions 15mm and 30mm from the center of a 100mm wafer

Customer Pipeline 6 • 20 customers, 26 engagements • Working with 50% of the world’s top semiconductor makers* • At least 10 of the top 20 ( Tech Insights, McClean Report 2023) Atomera Incorporated Customer Wafer Manufacturing v Customer MST ® Deposition Atomera MST ® Deposition 6 . Production 5 . Qualification 4 . Installation 3 . Integration 2 . Setup 1 . Planning Phase

Financial Review Atomera Incorporated 7 Income Statement ($ in thousands, except per-share data) September 30, 2024 June 30, 2024 September 30, 2023 REVENUE 22$ 72$ -$ Gross Profit 19 (2) - OPERATING EXPENSES Research & Development 2,759 2,589 3,305 General and Administration 1,812 1,832 1,683 Selling and Marketing 248 207 365 TOTAL OPERATING EXPENSES 4,819 4,628 5,353 OPERATING LOSS (4,800) (4,630) (5,353) Other Income (Expense) 205 269 314 NET LOSS (4,595)$ (4,361)$ (5,039)$ Net Loss Per Share (0.17)$ (0.16)$ (0.20)$ Weighted average shares outstanding 27,406 26,467 25,255 ADJUSTED EBITDA (NON-GAAP) (3,881)$ (3,630)$ (4,292)$ ADJUSTED EBITDA PER SHARE (0.14)$ (0.14)$ (0.17)$ Balance Sheet Information Cash, equivalents & ST investments 17,342$ 18,288$ 20,389$ Debt - - - Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 8

Thank You Atomera Incorporated 9